Q4 and FY 2023 Update Exhibit 99.1

Highlights 03 Financial Summary 04 Operational Summary 07 Vehicle Capacity            09 Core Technology                   10 Other Highlights 11 Outlook 12 Photos & Charts                                                                     13 Key Metrics                                                                           22 Financial Statements 24 Additional Information 31

S U M M A R Y H I G H L I G H T S (1) Excludes SBC (stock-based compensation) and release of valuation allowance on deferred tax assets; (2) Free cash flow = operating cash flow less capex; (3) Includes cash, cash equivalents and investments; (4) Tesla estimate based on preliminary data; (5) Calculated by dividing Cost of Automotive Sales Revenue by respective quarter’s new deliveries (ex-operating leases); (6)Active driver supervision required; does not make the vehicle autonomous. Profitability $8.9B GAAP operating income in 2023; $2.1B in Q4 $15.0B GAAP net income in 2023; $7.9B in Q4 $10.9B non-GAAP net income1 in 2023; $2.5B in Q4 One-time non-cash tax benefit of $5.9B recorded in Q4 for the  release of valuation allowance on certain deferred tax assets In 2023, we delivered over 1.2 million Model Ys, making it the best-selling vehicle, of any kind, globally. For a long time, many doubted the viability of EVs. Today, the best-selling vehicle on the planet is an EV.  Free cash flow remained strong in 2023 at $4.4B, even as we focused on future growth projects with our highest capital expenditures and R&D expenses in company history. Energy storage deployments reached 14.7 GWh in 2023, more than double compared to the previous year, while Energy Generation and Storage business profits nearly quadrupled in 2023. Gross profit of our Services & Other business increased from a ~$500M loss in 2019 to a ~$500M profit in 2023.  Cost of goods sold per vehicle5 declined sequentially in Q4. Our team remains focused on growing our output, investing in our future growth and finding additional cost efficiencies in 2024. In late December, we started rolling out V12 of FSD Beta6. Trained on data from a fleet of over a million vehicles, this system uses AI to influence vehicle controls (steering wheel, pedals, indicators, etc.) instead of hard-coding every driving behavior. V12 marks a new era in the path to full autonomy. We are focused on bringing the next generation platform to market as quickly as we can, with the plan to start production at Gigafactory Texas. This platform will revolutionize how vehicles are manufactured.  Cash Operating cash flow of $13.3B; free cash flow2 of $4.4B in 2023 Operating cash flow of $4.4B; free cash flow of $2.1B in Q4 $3.0B increase in our cash and investments3 in Q4 to $29.1B Operations Model Y became the best-selling vehicle in the world4 Energy storage deployment of 14.7 GWh in 2023, 125% growth

FINANCIAL SUMMARY
(Unaudited)

($ in millions, except percentages and per share data)	Q4-2022	Q1-2023	Q2-2023	Q3-2023	Q4-2023	YoY
Total automotive revenues	21,307	19,963	21,268	19,625	21,563	1%
Energy generation and storage revenue	1,310	1,529	1,509	1,559	1,438	10%
Services and other revenue	1,701	1,837	2,150	2,166	2,166	27%
Total revenues	24,318	23,329	24,927	23,350	25,167	3%
Total gross profit	5,777	4,511	4,533	4,178	4,438	-23%
Total GAAP gross margin	23.8%	19.3%	18.2%	17.9%	17.6%	-612 bp
Operating expenses	1,876	1,847	2,134	2,414	2,374	27%
Income from operations	3,901	2,664	2,399	1,764	2,064	-47%
Operating margin	16.0%	11.4%	9.6%	7.6%	8.2%	-784 bp
Adjusted EBITDA	5,404	4,267	4,653	3,758	3,953	-27%
Adjusted EBITDA margin	22.2%	18.3%	18.7%	16.1%	15.7%	-652 bp
Net income attributable to common stockholders (GAAP)	3,687	2,513	2,703	1,853	7,928	115%
Net income attributable to common stockholders (non-GAAP)	4,106	2,931	3,148	2,318	2,485	-39%
EPS attributable to common stockholders, diluted (GAAP)	1.07	0.73	0.78	0.53	2.27	112%
EPS attributable to common stockholders, diluted (non-GAAP)	1.19	0.85	0.91	0.66	0.71	-40%
Net cash provided by operating activities	3,278	2,513	3,065	3,308	4,370	33%
Capital expenditures	(1,858)	(2,072)	(2,060)	(2,460)	(2,306)	24%
Free cash flow	1,420	441	1,005	848	2,064	45%
Cash, cash equivalents and investments	22,185	22,402	23,075	26,077	29,094	31%

4

FINANCIAL SUMMARY
(Unaudited)

($ in millions, except percentages and per share data)	2019	2020	2021	2022	2023	YoY
Total automotive revenues	20,821	27,236	47,232	71,462	82,419	15%
Energy generation and storage revenue	1,531	1,994	2,789	3,909	6,035	54%
Services and other revenue	2,226	2,306	3,802	6,091	8,319	37%
Total revenues	24,578	31,536	53,823	81,462	96,773	19%
Total gross profit	4,069	6,630	13,606	20,853	17,660	-15%
Total GAAP gross margin	16.6%	21.0%	25.3%	25.6%	18.2%	-735 bp
Operating expenses	4,138	4,636	7,083	7,197	8,769	22%
(Loss) income from operations	(69)	1,994	6,523	13,656	8,891	-35%
Operating margin	-0.3%	6.3%	12.1%	16.8%	9.2%	-758 bp
Adjusted EBITDA	2,985	5,817	11,621	19,186	16,631	-13%
Adjusted EBITDA margin	12.1%	18.4%	21.6%	23.6%	17.2%	-637 bp
Net (loss) income attributable to common stockholders (GAAP)	(862)	721	5,519	12,556	14,997	19%
Net income attributable to common stockholders (non-GAAP)	36	2,455	7,640	14,116	10,882	-23%
EPS attributable to common stockholders, diluted (GAAP)	(0.33)	0.21	1.63	3.62	4.30	19%
EPS attributable to common stockholders, diluted (non-GAAP)	0.01	0.75	2.26	4.07	3.12	-23%
Net cash provided by operating activities	2,405	5,943	11,497	14,724	13,256	-10%
Capital expenditures	(1,327)	(3,157)	(6,482)	(7,158)	(8,898)	24%
Free cash flow	1,078	2,786	5,015	7,566	4,358	-42%
Cash, cash equivalents and investments	6,268	19,384	17,707	22,185	29,094	31%

5
TESLA

F I N A N C I A L   S U M M A R Y Revenue Total revenue grew 3% YoY in Q4 to $25.2B. YoY, revenue was impacted by the following items:  + growth in vehicle deliveries + growth in other parts of the business + positive FX impact of $0.1B1 - reduced vehicle average selling price (ASP) YoY (excl. FX impact), including unfavorable impact of mix - lower FSD revenue recognition YoY due to FSD Beta wide release in North America in Q4`22 Profitability Our operating income decreased YoY to $2.1B in Q4, resulting in an 8.2% operating margin. YoY, operating income was primarily impacted by the following items:  - reduced vehicle ASP due to pricing and mix - increase in operating expenses partly driven by AI and other R&D projects - lower FSD revenue recognition YoY due to FSD Beta wide release in North America in Q4`22 - cost of Cybertruck production ramp + lower cost per vehicle, including lower raw material costs, logistics costs and IRA credit benefit + growth in vehicle deliveries + gross profit growth in Energy Generation and Storage While it did not impact Operating Income, we did record a one-time non-cash tax benefit of $5.9B in Q4 for the release of valuation allowance on certain deferred tax assets. Cash Quarter-end cash, cash equivalents and investments increased sequentially by $3.0B to $29.1B in Q4, driven by free cash flow of $2.1B and financing activities of $0.9B. (1) Impact is calculated on a constant currency basis. Actuals are compared against current results converted into USD using average exchange rates from Q4’22.

Q4-2022 Q1-2023 Q2-2023 Q3-2023 Q4-2023 YoY Model 3/Y production 419,088 421,371 460,211 416,800 476,777 14% Other models production 20,613 19,437 19,489 13,688 18,212 -12% Total production 439,701 440,808 479,700 430,488 494,989 13%     Model 3/Y deliveries 388,131 412,180 446,915 419,074 461,538 19% Other models deliveries 17,147 10,695 19,225 15,985 22,969 34% Total deliveries 405,278 422,875 466,140 435,059 484,507 20%    of which subject to operating lease accounting 15,184 22,357 21,883 17,423 10,563 -30%     Total end of quarter operating lease vehicle count 140,667 153,988 168,058 176,231 176,564 26% Global vehicle inventory (days of supply)(1) 13 15 16 16 15 15%       Solar deployed (MW) 100 67 66 49 41 -59% Storage deployed (MWh) 2,462 3,889 3,653 3,980 3,202 30%       Tesla locations 963 1,000 1,068 1,129 1,208 25% Mobile service fleet 1,584 1,692 1,769 1,846 1,909 21%       Supercharger stations 4,678 4,947 5,265 5,595 5,952 27% Supercharger connectors 42,419 45,169 48,082 51,105 54,892 29% (1)Days of supply is calculated by dividing new vehicle ending inventory by the relevant quarter’s deliveries and using 75 trading days (aligned with Automotive News definition). O P E R A T I O N A L   S U M M A R Y (Unaudited)

OPERATIONAL SUMMARY
(Unaudited)

	2019	2020	2021	2022	2023	YoY
Model 3/Y production	302,301	454,932	906,032	1,298,434	1,775,159	37%
Other models production	62,931	54,805	24,390	71,177	70,826	0%
Total production	**365,232**	**509,737**	**930,422**	**1,369,611**	**1,845,985**	**35%**
Model 3/Y deliveries	300,885	442,562	911,242	1,247,146	1,739,707	39%
Other models deliveries	66,771	57,085	24,980	66,705	68,874	3%
Total deliveries	**367,656**	**499,647**	**936,222**	**1,313,851**	**1,808,581**	**38%**
of which subject to operating lease accounting	25,439	34,470	60,912	47,582	72,226	52%
Total end of year operating lease vehicle count	49,901	72,089	120,342	140,667	176,564	26%
Global vehicle inventory (days of supply)[1]	13	15	6	16	16	0%
Solar deployed (MW)	173	205	345	348	223	-36%
Storage deployed (MWh)	1,651	3,022	3,992	6,541	14,724	125%
Tesla locations[2]	433	523	644	963	1,208	25%
Mobile service fleet	758	894	1,281	1,584	1,909	21%
Supercharger stations	1,821	2,564	3,476	4,678	5,952	27%
Supercharger connectors	16,104	23,277	31,498	42,419	54,892	29%

(1) Days of supply is calculated by dividing new vehicle ending inventory by the relevant year's deliveries and using 300 trading days (aligned with Automotive News definition).
(2) We revised our methodology for reporting Tesla's physical footprint to include all sales, service, delivery and body shop locations globally for 2022 onwards.

8

VEHICLE CAPACITY

After our scheduled global factory shutdown in Q3, our global production reached a record annualized run rate of nearly 2.0 million vehicles in Q4. The refreshed Model 3 - with a significantly quieter cabin, ventilated seats, a screen for rear seats, longer range and many other improvements - is now available globally.

US: California, Nevada and Texas

Before Tesla purchased the Fremont factory, the record output of the previous owner was nearly 430,000 vehicles made in a single year. In 2023, the Tesla Fremont factory produced nearly 560,000 vehicles thanks to our ~20,000 Fremont-based employees. At Gigafactory Texas, we began production of the Cybertruck and delivered the first units to customers. We expect the ramp of Cybertruck to be longer than other models given its manufacturing complexity.

China: Shanghai

Shanghai resumed normal rate production in Q4, rebounding from the scheduled downtime in Q3. Production of the updated Model 3 ramped to full speed in less than two months.

Europe: Berlin-Brandenburg

Model Y production in Berlin continued to grow in Q4, achieving both a record weekly production rate and a sequential increase in total production volume for the seventh consecutive quarter.

Current Installed Annual Vehicle Capacity

Region	Model	Capacity	Status
California	**Model S / Model X**	100,000	Production
	Model 3 / Model Y	550,000	Production
Shanghai	**Model 3 / Model Y**	>950,000	Production
Berlin	**Model Y**	375,000	Production
Texas	**Model Y**	>250,000	Production
	Cybertruck	>125,000	Production
Nevada	**Tesla Semi**	-	Pilot production
Various	**Next Gen Platform**	-	In development
TBD	**Roadster**	-	In development

Installed capacity ≠ current production rate and there may be limitations discovered as production rates approach capacity. Production rates depend on a variety of factors, including equipment uptime, component supply, downtime related to factory upgrades, regulatory considerations and other factors.


US/Canada
Europe
China
4%
3%
2%
1%
0%
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Market share of Tesla vehicles by region (TTM)

Source: Tesla estimates based on latest available data from ACEA; Autonews.com; CAAM – light-duty vehicles only; TTM = Trailing twelve months

9

CORE TECHNOLOGY

Artificial Intelligence Software and Hardware

In Q4, we released our latest FSD Beta software (V12) to select Tesla employees, and more recently, to customers. V12 utilizes end-to-end training, enhancing the driving experience. We also introduced the 2nd generation of the Optimus robot, which uses Tesla-designed actuators and sensors and improved AI capabilities. Both FSD Beta and Optimus are trained with similar technology pillars: real-world data, neural net training and cutting-edge hardware and software.

Vehicle and Other Software

We delivered the Cybertruck with an all-new user interface and new communication bus, Etherloop, that efficiently moves data while significantly reducing wiring. As part of our holiday update, when parking, Tesla vehicles without ultrasonic sensors display a high-fidelity 3D rendering of the vehicle's surroundings, including nearby barriers, vehicles and painted markings. Wireless Bluetooth headphones can also now be paired with the rear screen when watching shows or playing games. FleetAPI now enables third-party solutions that enhance integration and management of Tesla devices.

Battery, Powertrain & Manufacturing

Cost of goods sold per vehicle declined sequentially to slightly above $36,000. Even as we approach the natural limit of cost down of our existing vehicle lineup, our team continues to focus on further cost reductions across all points of production, from raw materials to final delivery.


800
700
600
500
400
300
200
100
0
Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23

Cumulative miles driven with FSD Beta (millions)


$40,000
$39,000
$38,000
$37,000
$36,000
$35,000
$34,000
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Cost of goods sold per vehicle

10

OTHER HIGHLIGHTS

Energy Storage

Energy storage deployments decreased sequentially in Q4 to 3.2 GWh, for a total deployment of 14.7 GWh in 2023, a 125% increase compared to 2022. While we expect deployments will continue to be volatile on a sequential basis, impacted by logistics and the global distribution of projects at any given time, we expect continued growth on a trailing twelve-month basis going forward. We continue to ramp our 40 GWh Megafactory in Lathrop, CA toward full capacity.


16
14
12
10
8
6
4
2
0
2015
2016
2017
2018
2019
2020
2021
2022
2023
Energy Storage deployments (GWh)

Solar

Solar deployments declined on a sequential and YoY basis to 41 MW. Downward pressure on solar demand continued into Q4 as interest rates have remained high. Profitability in the quarter was negatively impacted by lower deployments and seasonal weakness in solar energy generation.

Services and Other business

The Services and Other business continued to grow alongside our fleet in 2023, achieving record revenue and gross profit generation. The biggest drivers of profit generation in 2023 were part sales, used vehicle sales, merchandise sales and pay-per-use supercharging. As our fleet continues to expand in the coming years, there is an opportunity for fleet-related services to become a more meaningful driver of profit generation.


600
500
400
300
200
100
0
-100
-200
-300
-400
-500
-600
2015
2016
2017
2018
2019
2020
2021
2022
2023
Services & Other gross profit ($M)

11

O U T L O O K Volume Our company is currently between two major growth waves: the first one began with the global expansion of the Model 3/Y platform and the next one we believe will be initiated by the global expansion of the next-generation vehicle platform. In 2024, our vehicle volume growth rate may be notably lower than the growth rate achieved in 2023, as our teams work on the launch of the next-generation vehicle at Gigafactory Texas. In 2024, the growth rate of deployments and revenue in our Energy Storage business should outpace the Automotive business. Cash We have sufficient liquidity to fund our product roadmap, long-term capacity expansion plans and other expenses. Furthermore, we will manage the business such that we maintain a strong balance sheet during this uncertain period. Profit While we continue to execute on innovations to reduce the cost of manufacturing and operations, over time, we expect our hardware-related profits to be accompanied by an acceleration of AI, software and fleet-based profits.  Product Cybertruck production and deliveries will ramp throughout this year. In addition, we continue to make progress on our next generation platform.

P H O T O S & C H A R T S

M O D E L Y - B E S T - S E L L I N G V E H I C L E G L O B A L L Y I N 2 0 2 3

U P D A T E D M O D E L 3 - A V A I L A B L E G L O B A L L Y

F R E M O N T F A C T O R Y P R O D U C E D N E A R L Y 5 6 0 , 0 0 0 V E H I C L E S I N 2 0 2 3 , A N A L L – T I M E R E C O R D

C Y B E R T R U C K D E L I V E R Y E V E N T

C Y B E R T R U C K

C Y B E R T R U C K P R O D U C T I O N L I N E

M E G A P A C K P R O D U C T I O N L I N E

T E S L A W R A P S

Vehicle Deliveries (millions of units) K E Y   M E T R I C S   Q U A R T E R L Y (Unaudited) Operating Cash Flow ($B) Free Cash Flow ($B) Net Income ($B) Adjusted EBITDA ($B)

Operating Cash Flow ($B) Free Cash Flow ($B) K E Y   M E T R I C S   T R A I L I N G   1 2   M O N T H S   ( T T M ) (Unaudited) Net Income ($B) Adjusted EBITDA ($B) Vehicle Deliveries (millions of units)

F I N A N C I A L S T A T E M E N T S

In millions of USD or shares as applicable, except per share data Q4-2022 Q1-2023 Q2-2023 Q3-2023 Q4-2023 REVENUES           Automotive sales 20,241 18,878 20,419 18,582 20,630 Automotive regulatory credits 467 521 282 554 433 Automotive leasing 599 564 567 489 500 Total automotive revenues 21,307 19,963 21,268 19,625 21,563 Energy generation and storage 1,310 1,529 1,509 1,559 1,438 Services and other 1,701 1,837 2,150 2,166 2,166 Total revenues 24,318 23,329 24,927 23,350 25,167 COST OF REVENUES       Automotive sales 15,433 15,422 16,841 15,656 17,202 Automotive leasing 352 333 338 301 296 Total automotive cost of revenues 15,785 15,755 17,179 15,957 17,498 Energy generation and storage 1,151 1,361 1,231 1,178 1,124 Services and other 1,605 1,702 1,984 2,037 2,107 Total cost of revenues 18,541 18,818 20,394 19,172 20,729 Gross profit 5,777 4,511 4,533 4,178 4,438 OPERATING EXPENSES         Research and development 810 771 943 1,161 1,094 Selling, general and administrative 1,032 1,076 1,191 1,253 1,280 Restructuring and other 34 — — — — Total operating expenses 1,876 1,847 2,134 2,414 2,374 INCOME FROM OPERATIONS 3,901 2,664 2,399 1,764 2,064 Interest income 157 213 238 282 333 Interest expense (33) (29) (28) (38) (61) Other (expense) income, net (42) (48) 328 37 (145) INCOME BEFORE INCOME TAXES 3,983 2,800 2,937 2,045 2,191 Provision for (benefit from) income taxes 276 261 323 167 (5,752) NET INCOME 3,707 2,539 2,614 1,878 7,943 Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests in subsidiaries 20 26 (89) 25 15 NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS 3,687 2,513 2,703 1,853 7,928       Net income per share of common stock attributable to common stockholders Basic $ 1.18 $ 0.80 $ 0.85 $ 0.58 $ 2.49 Diluted $ 1.07 $ 0.73 $ 0.78 $ 0.53 $ 2.27 Weighted average shares used in computing net income per share of common stock   Basic 3,160 3,166 3,171 3,176 3,181 Diluted 3,471 3,468 3,478 3,493 3,492 S T A T E M E N T O F O P E R A T I O N S (Unaudited)

BALANCE SHEET
(Unaudited)

In millions of USD	31-Dec-22	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23
ASSETS					
Current assets					
Cash, cash equivalents and investments	22,185	22,402	23,075	26,077	29,094
Accounts receivable, net	2,952	2,993	3,447	2,520	3,508
Inventory	12,839	14,375	14,356	13,721	13,626
Prepaid expenses and other current assets	2,941	3,227	2,997	2,708	3,388
Total current assets	40,917	42,997	43,875	45,026	49,616
Operating lease vehicles, net	5,035	5,473	5,935	6,119	5,989
Solar energy systems, net	5,489	5,427	5,365	5,293	5,229
Property, plant and equipment, net	23,548	24,969	26,389	27,744	29,725
Operating lease right-of-use assets	2,563	2,800	3,352	3,637	4,180
Digital assets, net	184	184	184	184	184
Goodwill and intangible assets, net	409	399	465	441	431
Deferred tax assets	328	399	537	648	6,733
Other non-current assets	3,865	4,185	4,489	4,849	4,531
Total assets	**82,338**	**86,833**	**90,591**	**93,941**	**106,618**
LIABILITIES AND EQUITY					
Current liabilities					
Accounts payable	15,255	15,904	15,273	13,937	14,431
Accrued liabilities and other	8,205	8,378	8,684	8,530	9,080
Deferred revenue	1,747	1,750	2,176	2,206	2,864
Current portion of debt and finance leases (1)	1,502	1,404	1,459	1,967	2,373
Total current liabilities	26,709	27,436	27,592	26,640	28,748
Debt and finance leases, net of current portion (1)	1,597	1,272	872	2,426	2,857
Deferred revenue, net of current portion	2,804	2,911	3,021	3,059	3,251
Other long-term liabilities	5,330	5,979	6,924	7,321	8,153
Total liabilities	**36,440**	**37,598**	**38,409**	**39,446**	**43,009**
Redeemable noncontrolling interests in subsidiaries	409	407	288	277	242
Total stockholders' equity	44,704	48,054	51,130	53,466	62,634
Noncontrolling interests in subsidiaries	785	774	764	752	733
Total liabilities and equity	**82,338**	**86,833**	**90,591**	**93,941**	**106,618**
(1) Breakdown of our debt is as follows:					
Vehicle and energy product financing (non-recourse)	**2,001**	**1,708**	**1,475**	**3,660**	**4,613**
Recourse debt	44	44	44	44	44
Total debt excluding vehicle and energy product financing	**44**	**44**	**44**	**44**	**44**
Days sales outstanding	10	11	12	12	11
Days payable outstanding	72	75	70	70	63

26

TESLA

STATEMENT OF CASH FLOWS
(Unaudited)

In millions of USD	Q4-2022	Q1-2023	Q2-2023	Q3-2023	Q4-2023
CASH FLOWS FROM OPERATING ACTIVITIES					
Net income	3,707	2,539	2,614	1,878	7,943
Adjustments to reconcile net income to net cash provided by operating activities:					
Depreciation, amortization and impairment	989	1,046	1,154	1,235	1,232
Stock-based compensation	419	418	445	465	484
Deferred income taxes	(81)	(55)	(148)	(113)	(6,033)
Other	354	40	(47)	145	262
Changes in operating assets and liabilities	(2,110)	(1,475)	(953)	(302)	482
Net cash provided by operating activities	**3,278**	**2,513**	**3,065**	**3,308**	**4,370**
CASH FLOWS FROM INVESTING ACTIVITIES					
Capital expenditures	(1,858)	(2,072)	(2,060)	(2,460)	(2,306)
Purchases of solar energy systems, net of sales	(0)	(1)	(0)	1	(1)
Purchases of investments	(4,368)	(2,015)	(5,075)	(6,131)	(5,891)
Proceeds from maturities of investments	19	1,604	3,539	3,816	3,394
Proceeds from sales of investments	—	—	138	—	—
Receipt of government grants	76	—	—	—	—
Business combinations, net of cash acquired	—	—	(76)	12	—
Net cash used in investing activities	**(6,131)**	**(2,484)**	**(3,534)**	**(4,762)**	**(4,804)**
CASH FLOWS FROM FINANCING ACTIVITIES					
Net cash flows from other debt activities	(162)	(127)	(124)	(140)	(141)
Net (repayments) borrowings under vehicle and energy product financing	(335)	(294)	(233)	2,194	952
Net cash flows from noncontrolling interests – Solar	(65)	(43)	(34)	(45)	(76)
Other	67	231	63	254	152
Net cash (used in) provided by financing activities	**(495)**	**(233)**	**(328)**	**2,263**	**887**
Effect of exchange rate changes on cash and cash equivalents and restricted cash	123	50	(94)	(98)	146
Net (decrease) increase in cash and cash equivalents and restricted cash	(3,225)	(154)	(891)	711	599
Cash and cash equivalents and restricted cash at beginning of period	20,149	16,924	16,770	15,879	16,590
Cash and cash equivalents and restricted cash at end of period	16,924	16,770	15,879	16,590	17,189

27

RECONCILIATION OF GAAP TO NON–GAAP FINANCIAL INFORMATION
(Unaudited)

In millions of USD or shares as applicable, except per share data	Q4-2022	Q1-2023	Q2-2023	Q3-2023	Q4-2023
Net income attributable to common stockholders (GAAP)	**3,687**	**2,513**	**2,703**	**1,853**	**7,928**
Stock-based compensation expense	419	418	445	465	484
Release of valuation allowance on deferred tax assets	—	—	—	—	(5,927)
Net income attributable to common stockholders (non-GAAP)	**4,106**	**2,931**	**3,148**	**2,318**	**2,485**
Less: Buy-out of noncontrolling interest	(35)	(5)	—	2	1
Net income used in computing diluted EPS attributable to common stockholders (non-GAAP)	**4,141**	**2,936**	**3,148**	**2,316**	**2,484**
EPS attributable to common stockholders, diluted (GAAP)	**1.07**	**0.73**	**0.78**	**0.53**	**2.27**
Stock-based compensation expense per share	0.12	0.12	0.13	0.13	0.14
Release of valuation allowance on deferred tax assets per share	—	—	—	—	(1.70)
EPS attributable to common stockholders, diluted (non-GAAP)	**1.19**	**0.85**	**0.91**	**0.66**	**0.71**
Shares used in EPS calculation, diluted (GAAP and non-GAAP)	3,471	3,468	3,478	3,493	3,492
Net income attributable to common stockholders (GAAP)	**3,687**	**2,513**	**2,703**	**1,853**	**7,928**
Interest expense	33	29	28	38	61
Provision for (benefit from) income taxes	276	261	323	167	(5,752)
Depreciation, amortization and impairment	989	1,046	1,154	1,235	1,232
Stock-based compensation expense	419	418	445	465	484
Adjusted EBITDA (non-GAAP)	**5,404**	**4,267**	**4,653**	**3,758**	**3,953**
Total revenues	24,318	23,329	24,927	23,350	25,167
Adjusted EBITDA margin (non-GAAP)	**22.2%**	**18.3%**	**18.7%**	**16.1%**	**15.7%**

28

RECONCILIATION OF GAAP TO NON–GAAP FINANCIAL INFORMATION
(Unaudited)

In millions of USD or shares as applicable, except per share data	2019	2020	2021	2022	2023
Net (loss) income attributable to common stockholders (GAAP)	**(862)**	**721**	**5,519**	**12,556**	**14,997**
Stock-based compensation expense	898	1,734	2,121	1,560	1,812
Release of valuation allowance on deferred tax assets	—	—	—	—	(5,927)
Net income attributable to common stockholders (non-GAAP)	**36**	**2,455**	**7,640**	**14,116**	**10,882**
Less: Buy-out of noncontrolling interest	8	31	(5)	(27)	(2)
Less: Dilutive convertible debt	—	—	(9)	(1)	—
Net income used in computing diluted EPS attributable to common stockholders (non-GAAP)	**28**	**2,424**	**7,654**	**14,143**	**10,884**
EPS attributable to common stockholders, diluted (GAAP)	**(0.33)**	**0.21**	**1.63**	**3.62**	**4.30**
Stock-based compensation expense per share	0.34	0.54	0.63	0.45	0.52
Release of valuation allowance on deferred tax assets per share	—	—	—	—	(1.70)
EPS attributable to common stockholders, diluted (non-GAAP)	**0.01**	**0.75**	**2.26**	**4.07**	**3.12**
Shares used in EPS calculation, diluted (GAAP and non-GAAP)	2,661	3,249	3,386	3,475	3,485
Net (loss) income attributable to common stockholders (GAAP)	**(862)**	**721**	**5,519**	**12,556**	**14,997**
Interest expense	685	748	371	191	156
Provision for (benefit from) income taxes	110	292	699	1,132	(5,001)
Depreciation, amortization and impairment	2,154	2,322	2,911	3,747	4,667
Stock-based compensation expense	898	1,734	2,121	1,560	1,812
Adjusted EBITDA (non-GAAP)	**2,985**	**5,817**	**11,621**	**19,186**	**16,631**
Total revenues	24,578	31,536	53,823	81,462	96,773
Adjusted EBITDA margin (non-GAAP)	**12.1%**	**18.4%**	**21.6%**	**23.6%**	**17.2%**

29

TESLA

RECONCILIATION OF GAAP TO NON–GAAP FINANCIAL INFORMATION
(Unaudited)

In millions of USD	2Q-2020	3Q-2020	4Q-2020	1Q-2021	2Q-2021	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023
Net cash provided by operating activities (GAAP)	964	2,400	3,019	1,641	2,124	3,147	4,585	3,995	2,351	5,100	3,278	2,513	3,065	3,308	4,370
Capital expenditures	(546)	(1,005)	(1,151)	(1,348)	(1,505)	(1,819)	(1,810)	(1,767)	(1,730)	(1,803)	(1,858)	(2,072)	(2,060)	(2,460)	(2,306)
Free cash flow (non-GAAP)	418	1,395	1,868	293	619	1,328	2,775	2,228	621	3,297	1,420	441	1,005	848	2,064

In millions of USD	2Q-2020	3Q-2020	4Q-2020	1Q-2021	2Q-2021	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023
Net income attributable to common stockholders (GAAP)	104	331	270	438	1,142	1,618	2,321	3,318	2,259	3,292	3,687	2,513	2,703	1,853	7,928
Interest expense	170	163	246	99	75	126	71	61	44	53	33	29	28	38	61
Provision for (benefit from) income taxes	21	186	83	69	115	223	292	346	205	305	276	261	323	167	(5,752)
Depreciation, amortization and impairment	567	584	618	621	681	761	848	880	922	956	989	1,046	1,154	1,235	1,232
Stock-based compensation expense	347	543	633	614	474	475	558	418	361	362	419	418	445	465	484
Adjusted EBITDA (non-GAAP)	1,209	1,807	1,850	1,841	2,487	3,203	4,090	5,023	3,791	4,968	5,404	4,267	4,653	3,758	3,953

In millions of USD	1Q-2021	2Q-2021	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023
Net cash provided by operating activities – TTM (GAAP)	8,024	9,184	9,931	11,497	13,851	14,078	16,031	14,724	13,242	13,956	12,164	13,256
Capital expenditures – TTM	(4,050)	(5,009)	(5,823)	(6,482)	(6,901)	(7,126)	(7,110)	(7,158)	(7,463)	(7,793)	(8,450)	(8,898)
Free cash flow – TTM (non-GAAP)	3,974	4,175	4,108	5,015	6,950	6,952	8,921	7,566	5,779	6,163	3,714	4,358

In millions of USD	1Q-2021	2Q-2021	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023
Net income attributable to common stockholders – TTM (GAAP)	1,143	2,181	3,468	5,519	8,399	9,516	11,190	12,556	11,751	12,195	10,756	14,997
Interest expense – TTM	678	583	546	371	333	302	229	191	159	143	128	156
Provision for (benefit from) income taxes – TTM	359	453	490	699	976	1,066	1,148	1,132	1,047	1,165	1,027	(5,001)
Depreciation, amortization and impairment – TTM	2,390	2,504	2,681	2,911	3,170	3,411	3,606	3,747	3,913	4,145	4,424	4,667
Stock-based compensation expense – TTM	2,137	2,264	2,196	2,121	1,925	1,812	1,699	1,560	1,560	1,644	1,747	1,812
Adjusted EBITDA – TTM (non-GAAP)	6,707	7,985	9,381	11,621	14,803	16,107	17,872	19,186	18,430	19,292	18,082	16,631

30
TTM = Trailing twelve months

A D D I T I O N A L   I N F O R M A T I O N WEBCAST INFORMATION Tesla will provide a live webcast of its fourth quarter 2023 financial results conference call beginning at 4:30 p.m. CT on January 24, 2024 at ir.tesla.com. This webcast will also be available for replay for approximately one year thereafter.   CERTAIN TERMS When used in this update, certain terms have the following meanings. Our vehicle deliveries include only vehicles that have been transferred to end customers with all paperwork correctly completed. Our energy product deployment volume includes both customer units installed and equipment sales; we report installations at time of commissioning for storage projects or inspection for solar projects, and equipment sales at time of delivery. "Adjusted EBITDA" is equal to (i) net income (loss) attributable to common stockholders before (ii)(a) interest expense, (b) provision for income taxes, (c) depreciation, amortization and impairment and (d) stock-based compensation expense. "Free cash flow" is operating cash flow less capital expenditures. Average cost per vehicle is cost of automotive sales divided by new vehicle deliveries (excluding operating leases). “Days sales outstanding” is equal to (i) average accounts receivable, net for the period divided by (ii) total revenues and multiplied by (iii) the number of days in the period. “Days payable outstanding” is equal to (i) average accounts payable for the period divided by (ii) total cost of revenues and multiplied by (iii) the number of days in the period. “Days of supply” is calculated by dividing new car ending inventory by the relevant quarter’s deliveries and using 75 trading days. Constant currency impacts are calculated by comparing actuals against current results converted into USD using average exchange rates from the prior period. NON-GAAP FINANCIAL INFORMATION Consolidated financial information has been presented in accordance with GAAP as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include non-GAAP net income (loss) attributable to common stockholders, non-GAAP net income (loss) attributable to common stockholders on a diluted per share basis (calculated using weighted average shares for GAAP diluted net income (loss) attributable to common stockholders), Adjusted EBITDA, Adjusted EBITDA margin and free cash flow. These non-GAAP financial measures also facilitate management’s internal comparisons to Tesla’s historical performance as well as comparisons to the operating results of other companies. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to our investors regarding our financial condition and results of operations, so that investors can see through the eyes of Tesla management regarding important financial metrics that Tesla uses to run the business and allowing investors to better understand Tesla’s performance. Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under U.S. GAAP when understanding Tesla’s operating performance. A reconciliation between GAAP and non-GAAP financial information is provided above.  FORWARD-LOOKING STATEMENTS Certain statements in this update, including statements in the “Outlook” section; statements relating to the future development, ramp, production and capacity, demand and market growth, cost, pricing and profitability, investment, deliveries, deployment, availability and other features and improvements and timing of existing and future Tesla products; statements regarding operating margin, operating profits, spending and liquidity; and statements regarding expansion, improvements and/or ramp and related timing at our factories are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: the risk of delays in launching and manufacturing our products and features cost-effectively; our ability to grow our sales, delivery, installation, servicing and charging capabilities and effectively manage this growth; consumers’ demand for electric vehicles generally and our vehicles specifically; the ability of suppliers to deliver components according to schedules, prices, quality and volumes acceptable to us, and our ability to manage such components effectively; any issues with lithium-ion cells or other components manufactured at our factories; our ability to ramp our factories in accordance with our plans; our ability to procure supply of battery cells, including through our own manufacturing; risks relating to international expansion; any failures by Tesla products to perform as expected or if product recalls occur; the risk of product liability claims; competition in the automotive and energy product markets; our ability to maintain public credibility and confidence in our long-term business prospects; our ability to manage risks relating to our various product financing programs; the status of government and economic incentives for electric vehicles and energy products; our ability to attract, hire and retain key employees and qualified personnel; our ability to maintain the security of our information and production and product systems; our compliance with various regulations and laws applicable to our operations and products, which may evolve from time to time; risks relating to our indebtedness and financing strategies; and adverse foreign exchange movements. More information on potential factors that could affect our financial results is included from time to time in our Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in our annual report on Form 10-K filed with the SEC on January 31, 2023. Tesla disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.